SUPPLEMENT DATED DECEMBER 18, 2013 TO THE

SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Dynamic Technology Sector Portfolio

Important Notice Regarding Changes in the Name, Investment Objective, Underlying Index and

Investment Policies and Strategies of PowerShares Dynamic Technology Sector Portfolio (the “Fund”)

At a meeting on December 17, 2013, the Board of Trustees of PowerShares Exchange-Traded Fund Trust approved changes, effective February 19, 2014, to the name, investment objective, investment policies and investment strategies of the Fund. On the effective date, the Fund’s name will change to PowerShares DWA Technology Momentum Portfolio. The ticker symbol for the Fund will not change.

Also effective on February 19, 2014, Dorsey Wright & Associates, LLC (“DWA”) will replace NYSE Arca, Inc. as the index provider for the Fund, and the DWA Technology Technical Leaders Index (the “New Underlying Index”) will replace the Dynamic Technology Sector IntellidexSM Index as the underlying index for the Fund. At the effective time, the Fund also will amend its current investment objective of seeking investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Technology Sector IntellidexSM Index. Instead, the Fund will seek investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Technology Technical Leaders Index.

At the effective time, the Fund will invest at least 90% of its total assets in common stocks that comprise the New Underlying Index. The New Underlying Index is designed to identify equity securities that have powerful relative strength characteristics, and is composed of at least 30 common stocks of companies that demonstrate such relative strength characteristics from a universe of approximately 3,000 common stocks traded on U.S. exchanges. The New Underlying Index will include securities with powerful relative strength characteristics from the technology macroeconomic sector. Strictly in accordance with its guidelines and mandated procedures, DWA will rank the universe of technology securities using a proprietary relative strength methodology to determine each security’s “momentum” score. Each security’s score will be based on intermediate and long-term price movements relative to a representative market benchmark and the other eligible securities within the universe. DWA then will select at least 30 of the highest-scoring common stocks from the technology sector for inclusion in the New Underlying Index. The total number of securities in the New Underlying Index can vary depending on the capitalization characteristics of the securities that qualify for inclusion in the New Underlying Index. DWA will adjust each security’s raw relative strength score based on the dollar volume liquidity score that the security receives during the initial screening process. DWA then will weight each security by its adjusted relative strength scores, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the New Underlying Index. The Fund generally invests in all of the securities comprising the New Underlying Index in proportion to their weightings in the New Underlying Index. The New Underlying Index will be reconstituted and rebalanced at the end of each calendar quarter.

The Fund will continue to normally invest at least 80% of its total assets in securities located within the technology sector. The Fund considers securities located within the technology sector to be those securities that comprise the New Underlying Index.

Please Retain This Supplement For Future Reference.

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